UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 11, 2021

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LPTH	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

LightPath Technologies, Inc.

Form 8-K

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 11, 2021, LightPath Technologies, Inc. (the “Company,” “we,” “us,” or “our”) held the Annual Meeting of Stockholders (the “Meeting”). A total of 26,994,534 shares of Class A common stock were issued and outstanding as of the record date of the Meeting, September 15, 2021, and a total of 17,196,612 shares of Class A common stock were present or represented by proxy and voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting, as described in greater detail in the Definitive Proxy Statement, which was filed with the Securities and Exchange Commission on September 27, 2021 (the “Proxy Statement”):

Proposal 1 – To elect Class II directors to the Company’s Board of Directors. Our stockholders duly elected Mr. Khan, Mr. Faris, and Mr. Creviston by at least a plurality of the votes cast, to serve until his successor is elected and qualified or until his earlier resignation or removal. The results of the voting were as follows:

	For	Withheld	Broker Non-Votes
Sohail Khan	8,118,554	452,847	8,625,211
M. Scott Faris	8,118,305	453,096	8,625,211
S. Eric Creviston	8,286,237	285,164	8,625,211

Proposal 2 – To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in the Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K. Our stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
6,827,149	1,624,628	119,625	8,625,211

Proposal 3 – To ratify the selection of MSL, P.A. as the Company’s independent registered public accounting firm. Our stockholders ratified the selection of MSL, P.A. as our independent registered public accounting firm. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
17,000,860	110,783	84,969	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: November 15, 2021	By:	/s/ Albert Miranda
Albert Miranda, Chief Financial Officer

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